UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/03/2005

TRI STATE 1ST BANC INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-32489

OH	34-1824708
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

16924 St. Clair Avenue, PO Box 796, East Liverpool, OH 43920
(Address of Principal Executive Offices, Including Zip Code)

330-385-9200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On March 3, 2005, Tri-State 1st Banc, Inc. (the "Company") issued a press release entitled, "Tri-State 1st Banc Reports First Quarter Dividends."

The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c)   Exhibits

      99.1 Press Release

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

TRI STATE 1ST BANC INC

Date: March 03, 2005.	By:	/s/ Charles B. Lang
Charles B. Lang
President

Exhibit Index

Exhibit No.	Description
EX-99.1